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                                                                     EXHIBIT 23




                   Consent of Independent Public Accountants





As independent public accountants, we hereby consent to the incorporation of our report dated February 9, 1994, included in this Form 10-K for the year ended December 31, 1993, into the Company's previously filed Registration Statements No. 33-37290, 33-46413 and 33-51553.



                                       ARTHUR ANDERSEN & CO.



Detroit, Michigan,
  March 28, 1994.